EX-32

        SECTION 1350 CERTIFICATION OF DAVID F. LEVY AND RICHARD DEA

                         SECTION 1350 CERTIFICATION

In connection with the quarterly report of InZon Corporation
(formerly W-J International, Ltd.) ("Company") on Form 10-QSB for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 11, 2005               By: /s/ David F. Levy
                                       David F. Levy, President


Dated: February 11, 2005               By: /s/ Richard Dea
                                       Richard Dea, Chief Financial Officer